Fees Summary	Feb. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,748,111,500
Previously Paid Amount	0
Total Fee Amount	267,635.87
Total Offset Amount	$ 0
Narrative Disclosure	The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offering. The maximum aggregate offering price of that offering is $1,748,111,500.00.
Net Fee	$ 267,635.87
Narrative - Max Aggregate Offering Price	$ 1,748,111,500
Final Prospectus	true